                                                                     EXHIBIT 4.1

               Not Valid unless countersigned by Transfer Agent
              Incorporated under the Laws of the State of Nevada

                                                               CUSIP 816056 10 5

                  NUMBER                               SHARES


                                [SEIRIOS LOGO]
                   Authorized Common Stock 50,000,000 shares


THIS CERTIFIES THAT      ______________________________________


is the record holder of  ____________________________

                         Shares of SEIRIOS INTERNATIONAL, Inc. common stock----
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate Properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated ______________



_________________________________    ____________________________________
                    Secretary                               President

                                    (SEAL)

Not valid unless countersigned by      Countersigned Registered:
Transfer Agent                         NEVADA AGENCY AND TRUST COMPANY
                                       50 West Liberty Street, Suite 880
                                       Reno, Nevada 89501 By__________________
                                                            Authorized Signature

     NOTICE: Signature must be guaranteed by a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of
            survivorship and not as tenants
            in common

UNIF GIFT MIN ACT  -         Custodian
                     -----------------------------
                   (Cust)               (Minor)

                   under Uniform Gifts to Minors
                   Act ___________________________
                               (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


                   X __________________________________________

                   X __________________________________________

               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                   CORRESPOND WITH THE NAME(S) AS WRITTEN
                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                   PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                   OR ANY CHANGE WHATEVER.